UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 3, 2006

CARRIZO OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Texas	000-29187-87	76-0415919
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana Street Suite 1500 Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 328-1000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 7, 2006, Carrizo Oil & Gas, Inc. (the “Company”) issued a press release announcing that it had received a letter on April 3, 2006 from The Nasdaq Stock Market indicating that as a result of the Company’s failure to timely file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2005 (“2005 Form 10-K”), the Company is not in compliance with the Nasdaq requirements for continued listing set forth in Nasdaq Marketplace Rule 4310(c)(14). Nasdaq Marketplace Rule 4310(c)(14) requires the Company to make on a timely basis all filings with the Securities and Exchange Commission (“SEC”), as required by the Securities Exchange Act of 1934, as amended.

The Company expects to file its 2005 Form 10-K prior to the April 10, 2006 deadline (the date that is seven calendar days after the date of receipt of the notice of delisting) set by Nasdaq for delisting the Company’s shares, and the Company believes that such filing will terminate the procedure for the delisting of the shares. Alternatively, if the Company does not file its 2005 Form 10-K before such deadline, the Company intends to appeal the Nasdaq Staff’s determination by requesting a hearing before the Nasdaq Listing Qualifications panel, which will automatically stay the delisting of the Company’s shares pending the Panel’s review and determination. Until the Panel issues a determination, the Company’s shares will continue to be traded on The Nasdaq National Market. As previously announced, the delay is related to a restatement of the Company’s financials for 2004 and the first three quarters of 2005.

Statements in this report, including but not limited to the Company’s or management’s intentions, beliefs, expectations, hopes, projections, assessment of risks, estimations, plans or predictions for the future, including the timing of filings with the SEC and other statements that are not historical facts, are forward looking statements that are based on current expectations. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that these expectations will prove correct. Important factors that could cause actual results to differ materially from those in the forward looking statements include delays and uncertainties that may be encountered in connection with the restatement, final audits and reviews by the Company and its auditors and other risks described in the Company’s Form 10-K for the year ended December 31, 2004 and its other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. Investors should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement and the Company undertakes no duty to update any forward looking statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated April 7, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CARRIZO OIL & GAS, INC.
By:       /s/ Paul F. Boling
Name:    Paul F. Boling
Title:      Vice President and Chief Financial Officer
Date:  April 7, 2006